UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2026
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INSPIRE MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38468	26-1377674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5500 Wayzata Blvd., Suite 1600
Golden Valley, Minnesota 55416
(Address of principal executive offices) (Zip Code)

(844) 672-4357
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2026, Inspire Medical Systems, Inc. (the “Company”) issued a press release announcing certain preliminary and unaudited results for the quarter and full year ended December 31, 2025. These preliminary financial results are based on the Company’s current estimate of its results for the year ended December 31, 2025, and remain subject to change based on the completion of closing and review procedures and the execution of the Company’s internal control over financial reporting. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K (and in the press release attached as Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2026, the Board of Directors of the Company approved the appointment of Matthew J. Osberg as Chief Financial Officer, effective as of the day after the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 10-K”). As Chief Financial Officer, Mr. Osberg will also serve as the Company’s principal financial officer and principal accounting officer, effective as of such date.

Mr. Osberg, age 50, previously served as Executive Vice President and Chief Financial Officer at Apogee Enterprises, Inc., a publicly traded manufacturer of architectural building products and services, from April 2023 to January 2026. Earlier in his career, Mr. Osberg served as Chief Financial Officer at Helen of Troy Limited, a publicly traded global consumer products company, from November 2021 to April 2023 and Senior Vice President of Corporate Finance at Helen of Troy Limited from 2016 to 2021. Prior to this, he held senior finance leadership roles at Best Buy Co., Inc. and worked at Ernst & Young from 1998 to 2008. Mr. Osberg holds a bachelor’s degree in accounting from Augsburg University and is a Certified Public Accountant (inactive).

There is no arrangement or understanding between Mr. Osberg and any other person pursuant to which Mr. Osberg was appointed as an officer of the Company. There are no relationships, family or otherwise, between Mr. Osberg and the Company or any director or executive officer of the Company that would require disclosure pursuant to Items 401(d) or 404(a) of Regulation S-K, as applicable.

Mr. Osberg Employment Arrangements

Mr. Osberg and the Company have entered into an employment agreement (the “Employment Agreement”) pursuant to which Mr. Osberg is entitled to an annual base salary of $650,000 and is eligible to receive an annual cash bonus with a target of 70% of his base salary and annual long-term incentive awards.

The Company has agreed to pay Mr. Osberg a cash sign-on bonus equal to $600,000, less applicable withholdings and deductions, with half to be paid on the first regular payroll date after Mr. Osberg’s start date and the remainder to be paid six months after the start date (with a customary clawback provision for repayment if Mr. Osberg’s employment is terminated by him without “Good Reason” (as defined in the Employment Agreement) or by the Company without “Cause” (as defined in the Employment Agreement)). Additionally, pursuant to the Company’s 2018 Incentive Award Plan, Mr. Osberg is eligible to be granted (i) an award of performance stock units (“PSUs”) with the target number of shares provided in such award having a value equal to $1,500,000 (based on the fair market value of the Company’s common stock on the grant date) and which will vest based on the achievement of certain performance objectives during the three-year period ending on December 31, 2028 and (ii) an award of restricted stock units (“RSUs”) having a value equal to $1,500,000 (based on the fair market value of the

Company’s common stock on the grant date) and which will vest in three equal annual installments beginning on the first anniversary of the grant date.

The Employment Agreement provides for an indefinite term and is terminable at will by us or Mr. Osberg. Pursuant to the Employment Agreement, upon termination of employment by us without Cause, Mr. Osberg is entitled to receive the sum of (x) twelve months of his then-current annual base salary and (y) his target annual bonus, with such amount payable in installments over the twelve-month period following such termination, as well as subsidized COBRA premiums for twelve months following his termination of employment. Notwithstanding the foregoing, in the event such a termination of employment occurs on or within the twelve-month period following a Change of Control (as defined in the Employment Agreement), Mr. Osberg will be entitled to receive acceleration in full of the vesting of his outstanding equity awards that were granted on or following the effective date of his Employment Agreement, except for PSUs which shall be subject to change of control provisions as set forth in the applicable form of award agreement for such awards. Mr. Osberg would be required to execute a release of claims in favor of us in order to receive his severance benefits.

Mr. Osberg is expected to enter into the Company’s standard indemnification agreement for directors and officers, a form of which is filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Mr. Buchholz Transition

As part of the overall chief financial officer transition following Richard J. Buchholz’s decision to step down as Chief Financial Officer of the Company in August 2025, on January 9, 2026, the Board of Directors of the Company appointed Mr. Buchholz as interim Chief Financial Officer and designated him as the Company’s interim principal financial officer and interim principal accounting officer through the filing of the Company’s 2025 10-K. In connection with this appointment, the Company and Mr. Buchholz entered into the Amendment to the Transition and Separation Agreement (the “Amendment”) by and between the Company and Mr. Buchholz, dated August 26, 2025, which provides that Mr. Buchholz will act in this capacity through the filing of the 2025 10-K. The material terms of the Transition and Separation Agreement, including compensation terms, otherwise remain unchanged.

The foregoing descriptions of the Employment Agreement and the Amendment do not purport to be complete and are qualified in their entirety by the full text of the agreements
Item 7.01. Regulation FD Disclosure.

In January 2026, the Company will be participating in various meetings with investors and analysts, and a copy of the Company’s presentation materials being used at these meetings is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. These presentation materials are also available on the Investor Relations page of the Company’s website at https://investors.inspiresleep.com.

The information in Item 7.01 of this Current Report on Form 8-K (and in the presentation attached as Exhibit 99.2) is being furnished hereby and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Inspire Medical Systems, Inc., dated January 12, 2026.

99.2	Inspire Medical Systems, Inc. Investor Presentation, January 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRE MEDICAL SYSTEMS, INC.

Date:	January 12, 2026	By:	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel

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